                          DENSE-PAC MICROSYSTEMS, INC.

                               WARRANT AGREEMENT


        THE SECURITIES REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, EXCHANGED, HYPOTHECATED OR TRANSFERRED IN ANY MANNER EXCEPT IN COMPLIANCE WITH SECTION 10 OF THIS AGREEMENT.


        THIS WARRANT AGREEMENT (the "Agreement"), dated as of October 23, 1995, is made and entered into by and between Dense-Pac Microsystems, Inc., a California corporation (the "Company"), and Euroventures Benelux II B.V., a Netherlands corporation (the "Warrantholder").

        For good and valuable consideration, receipt of which is hereby acknowledged, the Company hereby issues to the Warrantholder warrants (as hereinafter described, the "Warrants") to purchase up to an aggregate of 375,000 (subject to adjustment pursuant to Section 5 hereof) shares (the "Shares") of the Company's Common Stock (the "Common Stock").

        In consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder, the Company and the Warrantholder, for value received, hereby agree as follows:

Section 1.  Representations.

        1.1 Investment Representation. The Warrantholder acknowledges that neither the Warrants nor any of the Shares have been registered under the Securities Act of 1933, as amended (the "Act") or qualified under the California Corporate Securities Law, in reliance upon exemptions therefrom. The Warrantholder represents that it is acquiring the Warrants, and will acquire the Shares, for its own account and not with a view to the distribution thereof. The Warrantholder has no contract, undertaking, agreement or arrangement with any person to sell, transfer or otherwise distribute to such persons or to have such persons sell, transfer or otherwise distribute for the Warrantholder, the Warrants or the Shares. The Warrantholder further represents and warrants that it is an existing shareholder of the Company and has the business experience to analyze, and net worth sufficient to assume, the risks of this investment.





                                       -1-
                                  EXHIBIT 10.2

        1.2 Legend on Shares. Each certificate for Shares issued upon exercise of the Warrants shall bear the following legend:

                "The shares represented by this Certificate have not been registered under the Securities Act of 1933. The shares may not be sold, exchanged, hypothecated or transferred in any manner unless they are registered under said Act and applicable state law or an exemption from such registration is available.

        Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a Registration Statement under the Act, of the securities represented thereby) shall also bear the above legend unless, in the opinion of the Company's counsel, the securities represented thereby need no longer be subject to such restrictions.

Section 2.  Term of Warrants; Exercise of Warrants.

        Subject to the terms of this Agreement, the Warrantholder shall have the right, at any time until 5:00 p.m., Los Angeles time, on November 14, 1999 (the "Termination Date"), to purchase from the Company up to the number of fully paid and nonassessable Shares to which the Warrantholder may at the time be entitled to purchase pursuant to this Agreement, upon surrender to the Company, at its principal office, of this Agreement and payment to the Company of the Warrant Price (as defined in and determined in accordance with the provisions of Sections 4 and 5 hereof), for the number of Shares in respect of which such Warrant is then exercised, but in no event for less than 100 Shares (unless less than an aggregate of 100 Shares are then purchasable under all outstanding Warrants held by a Warrantholder). Payment of the aggregate Warrant Price shall be made in cash, by check or wire transfer, or upon written notice by the Warrantholder that it agrees to the cancellation of a specified amount of outstanding principal or interest which the Company then owes the Warrantholder under that certain Loan Agreement dated October 12, 1994 between the Company and the Warrantholder, as amended and supplemented by that certain Addendum to Loan Agreement of even date herewith between the Company and the Warrantholder.

        Upon surrender of this Agreement and payment for the Shares, the Company shall issue and cause to be delivered within five business days to or upon the written order of the Warrantholder and in such name or names as the Warrantholder may designate a certificate or certificates for the number of full Shares issuable upon the exercise of the Warrants, together with cash, as provided in Section 7 hereof, in respect of any fractional Share otherwise issuable upon such exercise.





                                       -2-
                                  EXHIBIT 10.2

        The Warrants shall be exercisable, at the election of the Warrantholder, either in full or from time to time in part and, in the event that the Warrants are partially exercised, a new Warrant Agreement evidencing the remaining portion of the Warrants shall be executed by both parties hereto.

Section 3.  Reservation of Shares.

        There has been reserved, and the Company shall at all times keep reserved so long as the Warrants remain outstanding, out of its authorized and unissued Common Stock, such number of shares of Common Stock as shall be subject to purchase under the Warrants.

Section 4.  Warrant Price.

        The initial price per Share (the "Warrant Price") at which Shares shall be purchasable upon the exercise of the Warrants shall be (i) an amount equal to the price at which shares of the Company's Common Stock are sold to the public in an underwritten public offering (the "Secondary Offering") as determined on the date that the Company executes an underwriting agreement with respect to the Secondary Offering or (ii) the average closing ask price of the Common Stock as reported by NASDAQ for the five trading days immediately preceding, but not including, May 1, 1996 (rounded to the nearest cent), whichever shall first occur; provided, however, that if prior to May 1, 1996 the Company's Board of Directors makes a good faith determination that the Company is actively engaged in effectuating a Secondary Offering and that a Secondary Offering will, in their good faith belief, occur within a reasonable period of time, the Warrant Price shall be determined after May 1, 1996 on the basis set forth in clause (i) above, but in any event, no later than August 1, 1996 in the manner set forth in clause (ii) above.

        If at any time after the initial Warrant Price has been determined in accordance with the immediately preceding paragraph the Company sells any Common Stock, other than pursuant to employee benefit plans (whether now in effect or adopted in the future) or warrants or convertible securities with a fixed exercise or conversion price (subject to standard anti-dilution adjustments) which are outstanding on the date of such determination, at a price per share which is less than the initial Warrant Price (as adjusted to give effect to stock splits or stock dividends), the Warrant Price shall be reduced to equal such lower price; provided, however, that no adjustment of the Warrant Price shall be made at any time that such adjustment would result in the Warrantholder incurring any liability to the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended. The Warrant Price shall also be subject to adjustment pursuant to Section 5 hereof.





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                                  EXHIBIT 10.2

Section 5.  Adjustment of Warrant Price and Number of Shares.

        In case the Company shall (i) pay a dividend in Common Stock or any other security or make a distribution in Common Stock, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its Common Stock other securities of the Company, the number and kind of Shares purchasable upon exercise of the Warrants immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of Shares or other securities of the Company which it would have owned or would have been entitled to receive immediately after the happening of any of the events described above, had the Warrants been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this Section 5 shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

        Whenever the number of Shares purchasable upon the exercise of the Warrants is adjusted as herein provided, the Warrant Price payable upon exercise of the Warrants shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment, and the denominator of which shall be the number of Shares so purchasable immediately thereafter.

        Except as provided in this Section 5, no adjustment in respect of any cash dividends or distributions out of earnings shall be made during the term of the Warrants or upon the exercise of the Warrants.

Section 6.  Merger or Consolidation.

        In case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation), or in the case of any sale or conveyance of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Warrantholder shall have the right thereafter (until the Termination Date) to receive upon the exercise hereof, for the same aggregate Warrant Price hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property receivable upon such merger or consolidation, or upon the dissolution following such sale or other transfer, by a holder of the number of Shares obtainable upon exercise of this Warrant immediately prior to such event.





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                                  EXHIBIT 10.2

Section 7.  Fractional Interests.

        The Company shall not be required to issue fractional Shares on the exercise of the Warrants. If any fraction of a Share would, except for the provisions of this Section 7, be issuable on the exercise of the Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to
(i) the average Sale Price (as defined in Section 8 hereof) during the fifteen
(15) consecutive trading days immediately preceding the date in question, (ii) multiplied by such fraction.

Section 8.   Call Option.

        If at any time during the term of the Warrants after the initial Warrant Price has been determined pursuant to Section 4 hereof the Sale Price (as defined below) of the Company's Common Stock equals or exceeds an amount equal to the sum of $2.00 plus such initial Warrant Price (which amount shall be adjusted to give effect to stock splits and stock dividends) for each of the 20 consecutive trading days preceding but not including the date of such call, the Company shall have the right and option, upon no less than 30 days' written notice to the Warrantholder, to call, and thereafter to redeem and acquire, all of the Warrants evidenced hereby which remain outstanding and unexercised at the date fixed for redemption in such notice (the "Redemption Date"), for an amount equal to One-Tenth of One Cent ($.001) per Warrant; provided, however, that the Warrantholder shall have the right during the period between the date of such notice and the Redemption Date to exercise the Warrants in accordance with the provisions hereof; and provided further that if prior to the Redemption Date the Warrantholder has requested a registration of the Shares pursuant to Section 10.2 hereof, the Redemption Date shall be extended, if necessary, until the effective date of such registration. Said notice of redemption shall require the Warrantholder to surrender this Agreement to the Company, on the Redemption Date, at the principal executive offices of the Company. Notwithstanding the fact that any Warrants called for redemption have not been surrendered for redemption and cancellation on the Redemption Date, after the Redemption Date such Warrants shall be deemed to be expired and all rights of the Warrantholder to such unsurrendered Warrants shall cease and terminate, other than the right to receive the redemption price of $.001 per Warrant for such Warrants, without interest.

        The term "Sale Price" shall mean (i) if the Common Stock is traded in the over-the-counter market or quoted on a NASDAQ system but not on any national securities exchange, the highest ask (offer) price on the day in question as reported by NASDAQ or an equivalent generally accepted reporting service, or (ii) if the Common Stock is traded on a national securities exchange, the highest sale price on the day in question as reported thereon.





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                                  EXHIBIT 10.2

Section 9.  No Rights as Stockholder; Notices to Warrantholder.

        Nothing contained in this Agreement shall be construed as conferring upon the Warrantholder or its transferees any rights by virtue of the Warrants as a stockholder of the Company, including the right to vote, receive dividends, consent or receive notices as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter, except the Company shall mail to Warrantholder a copy of its annual report and any periodic reports provided its shareholders. If, however, at any time prior to the expiration or redemption of the Warrants and prior to their exercise in full, any one or more of the events described in Section 6 shall occur, then the Company shall give notice in writing of such event to the Warrantholder, as provided in Section 14 hereof, as soon as reasonably practical but in any event at least 30 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to vote on such proposed consolidation, merger, sale, dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to mail or receive such notice or any defect therein shall not affect the validity of any action taken with respect thereto.

Section 10.  Restrictions on Transfer; Registration Rights.

        10.1 The Warrantholder agrees that prior to making any disposition of the Warrants or the Shares, if no registration statement or post-effective amendment thereto under the Act (collectively a "Registration Statement") with respect to such disposition is then effective, no such disposition shall be made unless the Company has received from the Warrantholder an opinion of counsel reasonably satisfactory to the Company that such disposition may be made without registration under the Act.

        10.2 Upon the written request of the Warrantholder at any time prior to the Termination Date, the Company agrees to prepare and file, as promptly as practicable at its own expense, a Registration Statement with the Securities and Exchange Commission and appropriate Blue Sky authorities sufficient to permit the public offering of the Shares, and to use its best efforts at its own expense through its officers, directors, auditors and counsel, in all matters necessary or advisable, to cause such Registration Statement to become effective and to keep such Registration Statement effective for a period of three years (and to keep the Prospectus current for such period) following the effective date thereof. The Company shall be required to file only one Registration Statement pursuant to this Section 10.2. Notwithstanding any provision to the contrary, the Company's obligation to file a Registration Statement shall not be satisfied unless and until the Registration Statement is declared effective





                                       -6-
                                  EXHIBIT 10.2
by the Securities and Exchange Commission. The registration rights of the Warrantholder shall not be extinguished if the Registration Statement is withdrawn for any reason.

        The Company may include other of its securities in such Registration Statement, unless the underwriter of such offering, if any, reasonably advises the Company that the inclusion of such other securities will materially and adversely affect the distribution of, or the market for, the Shares.

        10.3 All fees, disbursements and out-of-pocket expenses (other than Warrantholder's or holders' of Shares brokerage fees and commissions and legal fees of counsel to the Warrantholders or holders of Shares, if any) in connection with the filing of a Registration Statement (and Prospectus) pursuant to Section 10.2, including amendments and supplements thereto, and in complying with applicable securities and Blue Sky laws of up to five states designated by the Warrantholder shall be borne by the Company. The Company at its expense will supply any Warrantholder and any holder of Shares with copies of such Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Warrantholder or holder of Shares.

        10.4 The Company shall not be required by this Section 10 to file a Registration Statement or include any Shares in a Registration Statement pursuant to this Section 10 if, in the written opinion of counsel for the Company the proposed sale or other transfer of the Shares is exempt from applicable federal and state securities laws and would result in all purchasers or transferees of such Shares obtaining securities which are not "restricted securities," as defined in Rule 144 under the Act.

Section 11.  Indemnification.

        11.1 In the event of the filing of any Registration Statement with respect to the Shares pursuant to Section 10 hereof, the Company agrees to indemnify and hold harmless the Warrantholder or any holder of such Shares and each person, if any, who controls the Warrantholder or any holder of such Shares within the meaning of the Act against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees and costs), to which the Warrantholder or any holder of such Shares or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement, final prospectus, or amendment or supplement thereto, or arise out of or are based upon the omission





                                       -7-
                                  EXHIBIT 10.2
to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement of omission or omission was made therein in reliance upon, and in conformity with, written information furnished or omitted to be furnished to the Company by such Warrantholder or such holder of Shares specifically for use in the preparation thereof. This indemnity will be in addition to any liability which the Company may otherwise have.

        11.2 The Warrantholders and the holders of the Shares agree that they will indemnify and hold harmless the Company, each other person referred to in subparts (1), (2) and (3) of Section 11(a) of the Act in respect of the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in such Registration Statement, final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or omission was made in such Registration Statement, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished or omitted to be furnished to the Company by the Warrantholder or such holder of Shares specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Warrantholder or such holder of Shares may otherwise have.

        11.3     Promptly after receipt by an indemnified party under this
Section 11 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 11, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except as to any losses, claims, damages or liabilities incurred by the indemnified party prior to its notice to the indemnifying party. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in,





                                       -8-
                                  EXHIBIT 10.2
and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, reasonably assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section 11 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is a Warrantholder or a holder of Shares or a person who controls a Warrantholder or a holder of Shares within the meaning of the Act, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party or (ii) the named parties to any such action, including any impleaded parties, include both a Warrantholder or a holder of Shares or such controlling person and the indemnifying party and a Warrantholder or a holder of Shares or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party which are not available to or in conflict with any legal defenses which may be available to a Warrantholder or a holder of Shares or controlling person (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of a Warrantholder or a holder of Shares or such controlling person, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the Warrantholders, the holders of the Shares and controlling persons, which firm shall be designated in writing by a majority in interest of such holders and such controlling party based upon the value of the securities included in the Registration Statement). No settlement of any action against an indemnified party shall be made without the consent of the indemnified and the indemnifying parties, which consent shall not be unreasonably withheld in light of all factors of importance to such parties.

Section 12.  Contribution.

        In order to provide for just and equitable contribution under the Act in any case in which (i) a Warrantholder or any holder of





                                       -9-
                                  EXHIBIT 10.2
the Shares or controlling person makes a claim for indemnification pursuant to
Section 11 hereof but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 11 thereof provide for indemnification in such case or (ii) contribution under the Act may be required on the part of any Warrantholder or any holder of the Shares or controlling person, then the Company and any Warrantholder or any such holder of the Shares or controlling person shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or a Warrantholder or holder of Shares or controlling person on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and such holders of such securities and such controlling parties agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro rata allocation or by any other method which does not take account of the equitable considerations referred to in this Section 12. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 12 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Section 13.  Exchange, Transfer, Assignment or Loss of Warrant.

        Subject to Section 10 hereof, this Warrant is exchangeable, without expense, at the option of the Warrantholder, upon presentation and surrender hereof to the Company at its offices for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of Shares as are purchasable hereunder. Upon surrender of this Warrant to the Company at its principal office with the Assignment form annexed hereto duly executed, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall be promptly





                                      -10-
                                  EXHIBIT 10.2
cancelled. Subject to Section 10 hereof, this Warrant may be divided or combined with other Warrants upon presentation thereof at the office of the Company together with a written notice signed by the Warrantholder hereof specifying the names and denominations in which new Warrants are to be issued. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

Section 14.  Notices.

        Any notice pursuant to this Agreement by the Company or by a Warrantholder or a holder of Shares shall be in writing and addressed as follows, and shall be deemed to have been duly given, if delivered personally or by telecopy, on the date of delivery, or if sent by air courier, two business days after deposited with the air courier:

                If to a Warrantholder or a holder of Shares:

                Euroventures Benelux II B.V.
                H. Henneaulaan 366
                1930 Zaventem
                Belgium
                Attn:  Mr. Roger Claes and Ms. Sabine Vermassen
                Facsimile:  011 322 721 4435

                With a copy to:

                Jon R. Tandler, Esq.
                Coblentz, Cahen, McCabe & Breyer
                222 Kearny Street, 7th Floor
                San Francisco, CA 94108-4510
                Facsimile:  (415) 989-1663

                If to the Company:

                Dense-Pac Microsystems, Inc.,
                7321 Lincoln Way
                Garden Grove, California 92641
                Attention:  James G. Turner, President
                Facsimile:  (714) 897-1772





                                      -11-
                                  EXHIBIT 10.2

                With a copy to:

                Helen W. Melman, Esq.
                1299 Ocean Avenue
                Fourth Floor
                Santa Monica, California 90401
                Facsimile:  (310) 394-4759

        Any party may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance herewith to the other parties.

Section 15.  Successors.

        All the covenants and provisions of this Agreement by or for the benefit of the Company, the Warrantholders or the holders of Shares shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 16.  Applicable Law.

        This Agreement shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be construed in accordance with the laws of said State. Each party hereto expressly consents to the jurisdiction of the California courts and agrees that any action relating to or arising out of this Agreement shall be instituted and prosecuted only in the Municipal or Superior Court of the City and County of San Francisco. Each party waives any right to a change in venue and any and all objections to the jurisdiction of the California courts.

Section 17.  Attorneys' Fees.

        In the event of any dispute concerning the terms or conditions of this Agreement, or in the event the Warrantholder is required to enforce said terms and conditions, the prevailing party in such dispute or enforcement shall be entitled to recover all of its reasonable attorneys' fees and costs incurred in connection with said dispute or enforcement, whether or not litigation is commenced.





                                      -12-
                                  EXHIBIT 10.2

Section 18.  Benefits of this Agreement.

        Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrantholder and the holders of Shares any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Warrantholder and the holders of Shares.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year first above written.

                                          DENSE-PAC MICROSYSTEMS, INC.



                                          By /S/ James G. Turner
                                             -----------------------------------
                                             James G. Turner,
                                             Chief Executive Officer



                                          EUROVENTURES BENELUX II B.V.



                                          By /S/ Roger G. Claes
                                             -----------------------------------
                                             Roger G. Claes,
                                             Managing Director





                                      -13-
                                  EXHIBIT 10.2

                                ASSIGNMENT FORM


        For value received, the undersigned registered owner of Warrants to purchase Common Stock of Dense-Pac Microsystems, Inc., a California corporation (the "Company"), represented by that certain Warrant Agreement dated ________________ between the Company and the undersigned, hereby sells, transfers and assigns to the assignee named below Warrants to purchase ___________ shares of the Company's Common Stock:


         Assignee:

                Name      _____________________________________

                Address   _____________________________________

                          _____________________________________

and authorizes the Company to cancel the Warrant Agreement and to issue and deliver a new Warrant Agreement in the name of the Assignee for the number of Warrants so transferred hereby.


Dated: ________________________________   ______________________________________
                                           Signature





                                      -14-
                                  EXHIBIT 10.2